Exhibit 99.3

LIONS GATE ENTERTAINMENT CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On December 27, 2023 (the “Closing”), Lionsgate Entertainment Corp. (“Lionsgate”, “LGEC”, or the “Company”), pursuant to the Share Purchase Agreement (the “Agreement”) entered into on August 3, 2023 with Hasbro, Inc. (“Hasbro”), completed the acquisition of all of the issued and outstanding equity interests of the companies constituting the Entertainment One television and film (“eOne”) business for an aggregate purchase price of $385.1 million, which reflects the cash purchase price of $375.0 million and an amount for estimated purchase price adjustments including cash, debt and working capital, and the assumption by the buyers of certain production financing indebtedness (the “Acquisition”). Lionsgate funded the Acquisition with a combination of cash on hand and a drawdown of $375.0 million under its revolving credit facility, (the “Financing Transaction”).

The following unaudited pro forma condensed combined financial information presents the combination of the historical consolidated financial statements of Lionsgate and eOne, and is intended to provide you with information about how the Acquisition and the Financing Transaction might have affected Lionsgate’s historical financial statements.

The unaudited pro forma condensed combined statements of operations for the nine months ended December 31, 2023 and year ended March 31, 2023 combines the historical statements of operations of Lionsgate and eOne for such periods on a pro forma basis as if the Acquisition and Financing Transaction had been consummated on April 1, 2022, the beginning of the earliest period presented. Lionsgate’s fiscal year ends on March 31 and eOne’s fiscal year ends on the last Sunday in December. The pro forma condensed combined financial information is presented on the basis of Lionsgate’s fiscal year and combines the historical results of the fiscal periods of Lionsgate and eOne. A pro forma condensed combined balance sheet is not required as the Acquisition has already been reflected in the historical balance sheet as of December 31, 2023, included in Lionsgate’s interim report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on February 8, 2024.

The unaudited pro forma condensed combined financial statements constitute forward-looking information and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated.

The following unaudited pro forma condensed combined financial information gives effect to the following:

•	The Acquisition, inclusive of the following:

•	reclassification of certain eOne historical financial information to conform to Lionsgate’s presentation of similar revenues and expenses;

•	other adjustments including expense associated with the allocation of the purchase price to the acquired assets (i.e. depreciation and amortization expense);

•	the related interest expense effects for the Financing Transaction; and

•	the related income tax effects of the pro forma adjustments.

The Acquisition was accounted for under the acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) Topic 805, Business Combinations (“ASC 805”). Under the acquisition method of accounting, the total estimated purchase price has been allocated to the tangible and intangible assets acquired and liabilities assumed of eOne based on a preliminary estimate of their fair value. The preliminary allocation of the estimated purchase price is based upon management’s estimates based on information currently available and is subject to revision as a more detailed analysis is completed and additional information on the fair value of the assets and liabilities become available and final appraisals and analyses are completed. The Company is still evaluating the fair value of film and television programs and libraries, projects in development, intangible assets, and income taxes, in addition to ensuring all other assets and liabilities and contingencies have been identified and recorded. Differences between these preliminary estimates and the final acquisition accounting could occur and these differences could be material. A change in the fair value of the net assets of eOne may change the amount of the purchase price allocable to goodwill, and could have a material impact on the accompanying unaudited pro forma condensed combined statements of operations.

LIONS GATE ENTERTAINMENT CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The pro forma financial information has been prepared by management in accordance with SEC Regulation S-X Article 11, Pro Forma Financial Information, as amended, and are not necessarily indicative of the financial position or results of operations that would have been realized if the aforementioned transactions had been completed on the dates indicated, nor is it indicative of future operating results or financial position. The pro forma adjustments are based upon available information and certain assumptions that Lionsgate believes are reasonable. Actual results and valuations may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial statements. In addition, the unaudited pro forma condensed combined financial statements do not reflect any revenue enhancements, anticipated synergies, operating efficiencies, or cost savings that may be achieved related to the Acquisition, nor do they reflect any costs or expenditures that may be required to achieve any possible synergies. In addition, the unaudited pro forma condensed combined financial statements are not necessarily indicative of Lionsgate’s results of operations and financial position for any future period.

The unaudited pro forma condensed combined financial information was derived from and should be read together with the accompanying notes to the unaudited pro forma condensed combined financial information, Lionsgate’s historical consolidated financial statements and accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in its annual report on Form 10-K for the fiscal year ended March 31, 2023, and interim report on Form 10-Q as of and for the nine months ended December 31, 2023. The unaudited pro forma condensed combined financial information should also be read together with eOne’s historical audited combined statement of operations for the fiscal ended December 25, 2022 and unaudited combined financial statements as of and for the nine months ended October 1, 2023 and the related notes filed as an exhibit to this Current Report on Form 8-K/A as exhibit 99.1 and 99.2, respectively.

LIONS GATE ENTERTAINMENT CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

NINE MONTHS ENDED DECEMBER 31, 2023

(Amounts in millions, except per share amounts)

	Lionsgate (Historical)	eOne (as reclassified) (Note 3)	Transaction Adjustments (Note 5)	Notes	Financing Adjustments (Note 5)	Notes	Pro Forma Combined
Revenues	$2,899.1	$419.3					$3,318.4
Expenses:
Direct operating	1,549.1	320.5	(49.5)	(AA)			1,820.1
Distribution and marketing	686.0	28.4					714.4
General and administration	368.1	87.5					455.6
Depreciation and amortization	138.9	18.5	(13.5)	(BB)			143.9
Restructuring and other	371.0	—					371.0
Goodwill and intangible asset impairment	663.9	296.2					960.1

Total expenses	3,777.0	751.1	(63.0)		—		4,465.1
Operating loss	(877.9)	(331.8)	63.0		—		(1,146.7)
Interest expense	(192.9)	(29.4)			(20.1)	(DD)	(242.4)
Interest and other income	6.5	5.5					12.0
Other expense	(19.6)	(2.8)					(22.4)
Gain on extinguishment of debt	21.2	—					21.2
Gain on investments, net	2.7	—					2.7
Equity interests income	5.7	—					5.7

Loss before income taxes	(1,054.3)	(358.5)	63.0		(20.1)		(1,369.9)
Income tax provision	(12.5)	38.4	—	(CC)	—	(EE)	25.9

Net loss	(1,066.8)	(320.1)	63.0		(20.1)		(1,344.0)
Less: Net loss attributable to noncontrolling interests	3.3	—					3.3

Net loss attributable to Lions Gate Entertainment Corp. shareholders	$(1,063.5)	$(320.1)	$63.0		$(20.1)		$(1,340.7)

Per share information attributable to Lions Gate Entertainment Corp. shareholders:
Basic net loss per common share	$(4.56)						$(5.75)

Diluted net loss per common share	$(4.56)						$(5.75)

Weighted average number of common shares outstanding:
Basic	233.1						233.1
Diluted	233.1						233.1

See Notes to Unaudited Pro Forma Condensed Combined Financial Information

LIONS GATE ENTERTAINMENT CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2023

(Amounts in millions, except per share amounts)

	Lionsgate (Historical)	eOne (as reclassified) (Note 3)	Transaction Adjustments (Note 5)	Notes	Financing Adjustments (Note 5)	Notes	Pro Forma Combined
Revenues	$3,854.8	$827.8					$4,682.6
Expenses:
Direct operating	2,312.5	634.5	(91.6)	(AA)			2,855.4
Distribution and marketing	801.7	19.3					821.0
General and administration	531.1	127.4					658.5
Depreciation and amortization	180.3	26.0	(19.7)	(BB)			186.6
Restructuring and other	411.9	23.8					435.7
Goodwill and intangible asset impairment	1,475.0	—					1,475.0

Total expenses	5,712.5	831.0	(111.3)		—		6,432.2
Operating loss	(1,857.7)	(3.2)	111.3		—		(1,749.6)
Interest expense	(221.2)	(14.0)			(26.9)	(DD)	(262.1)
Interest and other income	6.4	3.2					9.6
Other expense	(26.9)	6.7					(20.2)
Gain on extinguishment of debt	57.4	—					57.4
Gain on investments, net	44.0	—					44.0
Equity interests income	0.5	—					0.5

Loss before income taxes	(1,997.5)	(7.3)	111.3		(26.9)		(1,920.4)
Income tax provision	(21.3)	(12.7)	—	(CC)	—	(EE)	(34.0)

Net loss	(2,018.8)	(20.0)	111.3		(26.9)		(1,954.4)
Less: Net loss (income) attributable to noncontrolling interests	8.6	(0.6)					8.0

Net loss attributable to Lions Gate Entertainment Corp. shareholders	$(2,010.2)	$(20.6)	$111.3		$(26.9)		$(1,946.4)

Per share information attributable to Lions Gate Entertainment Corp. shareholders:
Basic net loss per common share	$(8.82)						$(8.54)

Diluted net loss per common share	$(8.82)						$(8.54)

Weighted average number of common shares outstanding:
Basic	227.9						227.9
Diluted	227.9						227.9

See Notes to Unaudited Pro Forma Condensed Combined Financial Information

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.	Basis of Presentation

The unaudited pro forma condensed combined financial information has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and Article 11 of Regulation S-X. The accompanying pro forma financial information is based on the historical consolidated financial statements of Lionsgate and the historical combined financial statements of eOne after giving effect to the Acquisition and the Financing Transaction, as well as certain reclassifications (see Note 3).

The pro forma financial information was prepared using the acquisition method of accounting in accordance with ASC 805 with Lionsgate as the acquirer of eOne. Under the acquisition method of accounting, Lionsgate recorded the preliminary estimated fair value of assets acquired and liabilities assumed from eOne upon acquisition, December 27, 2023. Fair value is defined in ASC 820, Fair Value Measurements and Disclosures (“ASC 820”) as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value measurements can be highly subjective, and it is possible the application of reasonable judgment could result in different assumptions resulting in a range of alternative estimates using the same facts and circumstances. The preliminary allocation of the estimated purchase price is based upon management’s estimates based on information currently available and is subject to revision as a more detailed analysis is completed and additional information on the fair value of the assets and liabilities become available and final appraisals and analysis are completed. The Company is still evaluating the fair value of film and television programs and libraries, projects in development, intangible assets, and income taxes, in addition to ensuring all other assets and liabilities and contingencies have been identified and recorded. Differences between these preliminary estimates and the final acquisition accounting could occur and these differences could be material. A change in the fair value of the net assets of eOne may change the amount of the purchase price allocable to goodwill, and could have a material impact on the accompanying unaudited pro forma condensed combined statements of operations.

The unaudited pro forma condensed combined statements of operations for the nine months ended December 31, 2023 and fiscal year ended March 31, 2023 give pro forma effect to the Acquisition and Financing Transaction as if they had been consummated on April 1, 2022. Lionsgate’s fiscal year ends on March 31 and eOne’s fiscal year ends on the last Sunday in December. The pro forma condensed combined financial information is presented on the basis of Lionsgate’s fiscal year and combines the historical results of the fiscal periods of Lionsgate and eOne. As the eOne acquisition occurred on December 27, 2023, the historical statement of operations of LG Studios for the nine months ended December 31, 2023 includes four days of activity of eOne, which was not material. A pro forma condensed combined balance sheet is not presented herein as the acquisition has already been reflected in Lionsgate’s historical balance sheet as of December 31, 2023.

The unaudited pro forma condensed combined statement of operations for the nine months ended December 31, 2023 has been prepared using, and should be read in conjunction with, the following:

•

Lionsgate’s unaudited condensed consolidated statement of operations for the nine months ended December 31, 2023 and the related notes as included in Lionsgate’s interim report on Form 10-Q for the nine months ended December 31, 2023; and

•	eOne’s unaudited combined statement of operations data for the nine months ended October 1, 2023 and the related notes as filed as an exhibit to this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined statement of operations for the fiscal year ended March 31, 2023 has been prepared using, and should be read in conjunction with, the following:

•

Lionsgate’s audited consolidated statement of operations for the fiscal year ended March 31, 2023 and the related notes included in Lionsgate’s annual report on Form 10-K for the fiscal year ended March 31, 2023;

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

•	eOne’s audited combined statement of operations for the fiscal year ended December 25, 2022 and the related notes filed as an exhibit to this Current Report on Form 8-K/A.

The foregoing historical financial statements have been prepared in accordance with GAAP. The unaudited pro forma condensed combined financial information has been prepared based on the aforementioned historical financial statements and the assumptions and adjustments as described in the notes to the unaudited pro forma condensed combined financial information. Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma condensed combined financial information does not give effect to any synergies, operating efficiencies, tax savings or cost savings that may be associated with the Acquisition.

The pro forma adjustments reflecting the completion of Acquisition are based on currently available information and assumptions and methodologies that management believes are reasonable under the circumstances. The pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Acquisition based on information available to management at the current time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations would have been had the Acquisition taken place on the date indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. The unaudited pro forma condensed combined financial information should be read together with Lionsgate’s historical consolidated financial statements and accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in its annual report on Form 10-K for the fiscal year ended March 31, 2023, and interim report on Form 10-Q for the nine months ended December 31, 2023. The unaudited pro forma condensed combined financial information should be read together with eOne’s historical audited combined statement of operations for the fiscal ended December 25, 2022 and unaudited combined financial statements as of and for the nine months ended October 1, 2023 and the related notes filed as exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K/A. These historical eOne financial statements have been adjusted to conform to Lionsgate’s account classification policies, as described in the notes to the pro forma financial statements. See Note 3.

2.	Accounting Policies

As part of preparing the unaudited pro forma condensed combined financial information, Lionsgate conducted an initial review of the accounting policies and practices of eOne to determine if differences in accounting policies and practices require reclassification of results of operations to conform to Lionsgate’s accounting policies and practices. Preliminary reclassifications were identified and are reflected in the unaudited pro forma condensed combined financial information (see Note 3). Lionsgate will continue its detailed review of eOne’s accounting policies and practices following the Acquisition. As a result of that review, Lionsgate may identify additional differences between the accounting policies and practices of the companies that, when conformed, could have a material impact on the consolidated financial statements of the combined company.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

3.	eOne Historical Financial Statement Reclasses

Certain preliminary reclassification adjustments have been made to the historical presentation of eOne financial information in order to conform to a combined Lionsgate statement of operations, see Note 2.

The following summarizes reclassification adjustments to eOne’s historical statement of operations for the fiscal year ended March 31, 2023 for purposes of the unaudited pro forma condensed combined statement of operations for the fiscal year ended March 31, 2023. There were no material reclassification adjustments to eOne’s historical statement of operations for the nine months ended December 31, 2023 identified.

	eOne (Historical)	Reclassification		eOne (as reclassified)
	(Amounts in millions)
Net revenues	$827.8	$—		$827.8
Costs and expenses:
Direct operating	634.5	—		634.5
Distribution and marketing	19.3	—		19.3
General and administration	151.2	(23.8)	(1)	127.4
Depreciation and amortization	26.0	—		26.0
Restructuring and other	—	23.8	(1)	23.8

Total costs and expenses	831.0	—		831.0

Operating loss	(3.2)	—		(3.2)

Interest expense	(14.0)	—		(14.0)
Interest income	3.2	—		3.2
Other expense, net	6.7	—		6.7

Loss before income taxes	(7.3)	—		(7.3)
Income tax benefit	(12.7)	—		(12.7)

Net loss	(20.0)	—		(20.0)
Less: Net earnings attributable to noncontrolling interests	(0.6)	—		(0.6)

Net loss attributable to Entertainment One Film and Television Business	$(20.6)	$—		$(20.6)

(1)

Adjustment to conform eOne’s classification of restructuring and other expense of $23.8 million from general and administration expense to restructuring and other consistent with Lionsgate’s classification.

4.	Preliminary Consideration and Fair Value Estimate of Assets Acquired and Liabilities Assumed

Lionsgate accounted for the Acquisition as a business combination in accordance with GAAP. Accordingly, the purchase price attributable to the Acquisition was allocated to the assets acquired and liabilities assumed based on their preliminary estimated fair values. See Note 2 of Lionsgate’s interim report on Form 10-Q as of and for the nine months ended December 31, 2023 for information on the purchase consideration, fair value estimates of the assets acquired and liabilities assumed, and resulting goodwill as of the December 27, 2023 acquisition date.

5.	Adjustments to unaudited pro forma condensed combined financial information

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Acquisition and Financing Transaction and has been prepared for informational purposes only.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Transaction adjustments to the unaudited pro forma condensed combined statements of operations

The unaudited pro forma condensed combined statement of operations for the nine months ended December 31, 2023 and the fiscal year ended March 31, 2023 includes the following adjustments:

(AA)

Reflects estimated differences of $49.5 million and $91.6 million in amortization expense for the nine months ended December 31, 2023 and the fiscal year ended March 31, 2023, respectively, resulting from the preliminary allocation of purchase consideration to investments in film and television programs, subject to amortization, and adjusting the content library to the preliminary fair value. See Note 2 of Lionsgate’s interim report on Form 10-Q as of and for the nine months ended December 31, 2023 for information on the estimated fair values as of the acquisition date, useful lives and amortization method of acquired investments in film and television programs.

The amortization expense reflected in the unaudited pro forma condensed combined statement of operations may not be reflective of actual amortization expense on a go-forward basis.

(BB)

Reflects estimated differences of $13.5 million and $19.7 million for the nine months ended December 31, 2023 and the fiscal year ended March 31, 2023, respectively, in amortization and depreciation expense resulting from the preliminary allocation of purchase consideration to definite-lived intangible assets subject to amortization and property and equipment. See Note 2 of Lionsgate’s interim report on Form 10-Q as of and for the nine months ended December 31, 2023 for information on the estimated fair values as of the acquisition date, useful lives and amortization method of acquired definite-lived intangible assets subject to amortization and property and equipment.

(CC)

No income tax adjustment is reflected for the nine months ended December 31, 2023 and fiscal year ended March 31, 2023 based on Lionsgate’s estimated annual effective tax rate for the fiscal years ending March 31, 2024 and 2023, respectively, and Lionsgate having a full valuation allowance on its net deferred tax asset.

Financing Adjustment to unaudited pro forma condensed combined statements of operations

(DD)

Reflects the estimated incremental interest expense resulting from the Financing Transaction to fund the Acquisition for the nine months ended December 31, 2023 and the fiscal year ended March 31, 2023. The unaudited pro forma condensed combined financial information reflects an assumed interest rate of 7.16%, based on the Secured Overnight Financing Rate (“SOFR”) as of December 27, 2023 and terms of Lionsgate’s revolving credit facility. If the actual annual interest rate of the credit facility were to vary by 1/8th of a percent, the pro forma adjustment for interest expense would change by $0.5 million.

(EE)

No adjustment is reflected for the nine months ended December 31, 2023 and fiscal year ended March 31, 2023 based on Lionsgate’s estimated annual effective tax rate for the fiscal year ending March 31, 2024 and 2023 and Lionsgate having a full valuation allowance on its net deferred tax asset.